UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

RITTER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Century Park East, Suite 1000
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 203-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 28, 2017, Ritter Pharmaceuticals, Inc. (the “Company”) issued a press release announcing topline findings from the Company’s Phase 2b/3 study designed to evaluate RP-G28 in subjects with lactose intolerance (the “Press Release”). A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 29, 2017, the Company held a conference call and webcast to present the topline clinical trial results. A copy of the slides presented during that call is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Ritter Pharmaceuticals, Inc. press release dated March 28, 2017, entitled “Ritter Pharmaceuticals Announces its Lactose Intolerance Treatment, RP-G28, Demonstrated Efficacy and Clinically Meaningful Benefit in Phase 2b/3 Clinical Trial”

99.2	Slide Presentation for Investor Conference Call and Webcast on March 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITTER PHARMACEUTICALS, INC.

By:	/s/ Michael D. Step
Name:	Michael D. Step
Title:	Chief Executive Officer

Date: March 29, 2017

Exhibit Index

Exhibit No.	Description

99.1	Ritter Pharmaceuticals, Inc. press release dated March 28, 2017, entitled “Ritter Pharmaceuticals Announces its Lactose Intolerance Treatment, RP-G28, Demonstrated Efficacy and Clinically Meaningful Benefit in Phase 2b/3 Clinical Trial”

99.2	Slide Presentation for Investor Conference Call and Webcast on March 29, 2017